UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2006

MOBILE REACH INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29313	20-0121007

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

641 Shunpike Road, Suite 333, Chatham, New Jersey	07928

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 973-210-4966

 2054 Kildaire Farm Rd. #353, Cary NC 27511
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition of Assets

On April 17, 2006, Mobile Reach International (the "Company") acquired all the outstanding shares (the "Merger") of Crystal Hospitality Holdings, Inc., a Delaware corporation ("Crystal") through an Agreement and Plan of Merger between the Company, Crystal, MRI Acquisition Corp II and the shareholders of Crystal. The effect of the Merger was to make Crystal a wholly-owned subsidiary of the Company and to change control of the Company as discussed below.

Crystal Hospitality owns and operates the www.suntrips.com website, which provides a wide array of travel and vacation options (the "Business"). Travelers visiting the SunTrips website can search and compare information, including pricing and availability, for airline tickets, lodging, car rentals, cruises and many other destination services, such as local attractions and tours, from a large number of suppliers. Travelers may customize their travel plans or choose from a number of complete travel packages. Once their plans are finalized, they may easily book their plans via the website.

Prior to the purchase of the SunTrips assets by the Crystal, SunTrips was owned by FS SunTours and was a large tour operator in the United States based in San Jose, California serving the Northern California market. FS SunTours suspended SunTrips' tour operation in February of 2006 due to a variety of operational issues SunTrips served over 151,000 vacationers last year from Oakland/San Francisco to Hawaii, Los Cabos, Puerto Vallarta, Cancun, Cozumel and the Mayan Riviera, Costa Rica and the Azores and had been operational for 29 years and having served well over 4 million passengers. The Company intends to launch similar tour products into this market as it believes that there is significant potential to recapture SunTrips historical business

As consideration for the Business, the Company issued 7,000,000 shares of the Company's common stock to the shareholders of Crystal. As additional consideration for the Business to be purchased, the Company shall deliver an additional 5,000,000 shares of the Company's common stock to the shareholders of Crystal if the Business meets the following vesting condition:

i) If during fourteen months from closing, the Business achieves a minimum gross revenue of $69,000,000, or a minimum EBITDA of $2,000,000, then 5,000,000 shares of the Company's common stock shall be released to Crystal;

ii) If during fourteen months from closing, the Business fails to achieve the amounts as provided in (i) above, and provided the business achieves a minimum revenue of $40,000,000, and a minimum EBITDA of $1,000,000, then 2,500,000 shares of the Company's common stock shall be released to Crystal;

iii) If Crystal has not qualified for vesting of the full number of shares as provided in Section (i) above, then if during the fifteen through the twenty-six months from closing, the Business achieves minimum revenue of $69,000,000, or a minimum EBITDA of $2,000,000, then 2,500,000 shares of the Company's common stock shall be released to Crystal.

A copy of the press release announcing the Merger is attached hereto.

The foregoing in qualified in its entirety by the attached Agreement and Plan of Merger.

ITEM 5.01 Changes in Control of Registrant

Following the Merger, the ownership of the issued and outstanding of Mobile Reach International was a follows:

	Former Crystal Shareholders	Former MRI Shareholders	Total

Number Shares	7,000,000	4,052,543	11,052,543
P Percentage	63.33%	36.67%	100%

In addition, the Company has outstanding options and warrants to purchase 2,252,409 shares of Common Stock, which are held by former holders of options and warrants to purchase the Company's common stock. On a fully diluted basis, therefore, former Crystal shareholders acquired approximately 52.61% of the fully diluted shares of the Company. The Company's shareholders retained approximately 47.39% of the fully diluted shares of Mobile Reach International. Fully diluted shares include all outstanding shares and all shares issuable upon exercise or conversion of options, warrants, convertible securities and other rights to acquire shares.

Directors and Officers

The members of the board of directors and executive officers of the Company, together with their respective ages are set forth below. Officers are elected by, and serve at the designation and appointment of, the Board of Directors.

Name	Age	Position

Fabrizzio Busso Campana	40	Director, Chief Executive Office and President
Peter Gallic	39	Director, Vice President
Peter Dugan	52	Director, Secretary and Treasurer
Hank Cohn	36	Director
A. Christopher Johnson	38	Director
Frank Salerno	46	Director
Anthony Soich	46	Director

Fabrizzio Busso Campana
Director, Chief Executive Officer and President

Mr. Busso-Campana is a founding member of Crystal Finance and Crystal Capital Partners (both are boutique financial engineering firms) as well as Crystal Hospitality Holdings, Inc.) He is a seasoned executive with over 20 years experience in operations and management of mid to large scale international companies. His portfolio of projects include the restructuring of New York New York Hotel and Casino's Hotel Operations for MGM Grand Corporation, Club Med's North American operations, AIFP a commodities company based in the Near East, founding team member of Celebrity Cruises, and Fleet Operations Manager for RCCL. He attended University of Miami's Executive MBA program, as well as Florida International University for his undergraduate work in Political Sciences / International Studies and Developmental Economics, Nova University for Hospitality and Management. He is fluent in five languages.

Peter Gallic
Director, Vice President

Mr. Gallic is a founding member of Crystal Finance and Crystal Capital Partners (both are boutique financial engineering firms) as well as Crystal Hospitality Holdings, Inc. He has an extensive background in financial re-engineering that has spanned the last ten years. Mr. Gallic has worked in Mexico, China, Korea, Japan, Poland, and England on financial projects ranging from insurance enhanced municipal bonds of third world countries to MBS work. He worked on the development and sale of insurance related financing products for the commercial real estate market selling over $500 million dollars worth of product during the period from 1997 - 2002. Prior to banking Mr. Gallic founded a children's furniture company in the US which developed over 56 children's furniture products for JC Penney, Sears, and 200 other retail customers. Mr. Gallic holds a BS in Economics from the Ateneo de Manila in the Philippines.

Peter Dugan
Director, Secretary and Treasurer

Peter Dugan, age 52, is a founding member of Crystal Capital Partners (a boutique financial engineering firm) as well as Crystal Hospitality Holdings, Inc.) He is also Executive Vice President and Secretary of Crystal Capital Partners Corporation, a New Jersey investment banking and business advisory services company. Mr. Dugan was Director of Global Business Development of DVC Worldwide from 2000 to 2003, a 1,400 person integrated marketing communications company which did branding and promotional marketing programming for Fortune 100 companies. From 1986 to 2000, Dugan was Chairman of the Board of DVC Group, a company he founded and predecessor to DVC Worldwide. He is also on the advisory board of Cornell Dubilier Electronics of Liberty, SC, and a Trustee of the Morristown Memorial Hospital Foundation.

Hank Cohn

Director

Hank Cohn is Executive VP at Galaxy Ventures, LLC. Galaxy is closely held family fund with a multi-pronged investment strategy concentrating in two areas, bond trading and early stage technology investments. Mr. Cohn acts as Portfolio Manager for investments. Prior to joining Galaxy Ventures full time in 2003, Mr. Cohn worked at Atlas Capital, an investment banking boutique in New York. At Atlas Mr. Cohn in the capacity of Vice President worked on sourcing and structuring PIPE (Private Investment in Public Equities) for Atlas's proprietary fund and a few select clients including Galaxy Ventures. From 1999 until joining Atlas Capital in 2001 Mr. Cohn worked as an analyst at The Middleton Group, an Investment Banking boutique in Stamford CT. The Middleton Group specializes in raising capital for private start-up companies and had raised over $25 million during Hank's tenure there.

Mr. Cohn graduated with an MBA in finance and investments from Baruch College in 1999. Prior to getting his MBA, Hank successfully co-founded and sold Webspan Inc. an Internet Service Provider startup in 1996.

A. Christopher Johnson

Director

Mr. Johnson was the Company's Chief Executive Officer from August 2004 to April 17, 2006. Mr. Johnson was formally the Head Trader for Index Trading for CMT London, a firm he joined in March 1999 to set up trading operations on the LIFFE. Mr. Johnson has an extensive financial banking career that involves several international derivative trading firms. Prior to joining CMT, in 1996 he co-founded S & J Derivatives Trading GmbH, a market making firm in Germany that traded on the Deutshe Terminborse. Mr. Johnson established trading operations for major international banks in Japan and Germany. He has extensive risk management and trading skills in equity options, future options, fixed income options, market making, structuring derivative products and volatility trading. Previously, Mr. Johnson worked for BNP Securities in Tokyo Japan and was in charge of re-structuring the Nikkei Index trading operation.

Frank Salerno

Director

Mr. Salerno spent nearly 25 years in the institutional investment management business before retiring to pursue private investment opportunities. Mr. Salerno held senior positions at both Bankers Trust Company and Merrill Lynch and Co. where he retired as Managing Director and COO. He managed departments that offered investment services to Fortune 500 companies and large governmental agencies. In addition to being on the DataCom board, Mr. Salerno sits on the boards of two public companies: K-Sea Transportation Partners, L.P. (KSP) and Index Development Partners (IXDP). Mr. Salerno received a B.A. from Syracuse University in 1981 and an MBA from New York University in 1986.

Anthony Soich

Director

Anthony Soich is an independent consultant for a number of leading investment banks and private and publicly held companies. From June 2002 to April 2005, Mr. Soich acted as a Managing Director in the Investment Banking Division of Ladenburg Thalmann & Co. Inc. Prior to joining Ladenburg, Mr. Soich was an independent consultant from November 2001 to June 2002. From August 1999 to October 2001, Mr. Soich was a Managing Director of Corporate Finance at Roth Capital Partners and head of the Structured Finance Group (SFG) and Director of Investment Banking at The Boston Group in Los Angeles. Mr. Soich started his career as a tax and corporate attorney in New York City with Shearman & Sterling and Deloitte, Haskins & Sells, advising investment banking clients and LBO fund clients in tax and financial structuring. Mr. Soich has been a member of the Board of Directors of RAMP Corporation since July 2004 and the Chairman of the Board since May 2005.

Mr. Soich holds a BSBA, MBA, and JD, with honors, from Drake University and an LLM, in Taxation, from New York University. Mr. Soich is a Certified Public Accountant in Iowa and Attorney in New York and Iowa.

The following table sets forth information regarding the beneficial ownership of our common stock as of April 17, 2006. The information in this table provides the ownership information for:

each person known by us to be the beneficial owner of more than 5% of our common stock;

each of our directors;

each of our executive officers; and

our executive officers and director as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the Securities and Exchange Commission and includes voting or investment power with respect to the shares. Unless otherwise indicated the persons named in the table below have sole voting and investment power with respect to the number of shares of Common Stock of Mobile Reach International indicated as beneficially owned by them. Unless otherwise indicated, the address of each beneficial owner is: Mobile Reach International, Inc., 641 Shunpike Road, Suite 333, Chatham, New Jersey.

Name of	Number of Shares	Percentage of
Beneficial Owner	Beneficially Owned	Outstanding

David Appell	1,050,000	9.50%
Fabrizzio Busso Campana	1,155,000	10.45%
Peter Gallic	1,155,000	10.45%
Peter Dugan	1,155,000	10.45%
Crystal Capital Partners Corporation	1,960,000	17.73%
Hank Cohn	0	0%
Harborview Capital Management	880,000	7.97%
A. Christopher Johnson(1)	675,628	6.11%
Frank Salerno(2)	350,000	3.17%
Anthony Soich	0	0%
Officers and Directors as a group (10) (3)	8,380,628	75.83%

(1)	The number shares beneficially owned by Mr. Johnson includes 135,385 shares of common stock issuable under his Employment Agreement with the Company.
(2)	The number of shares beneficially owned by Mr. Salerno are held by Hillcrest Financial LLC of which Mr. Salerno has voting control.
(3)	The number of shares beneficially owned by all officers and directors as a group includes 135,385 shares of common stock issuable to Mr. Johnson under his Employment Agreement with the Company.

Item 5.02 Departure of Directors or Principal Officers

On April 17, 2006 and April 21, 2006 in connection with the Merger, A. Christopher Johnson and Mark J. Lloyd resigned all of their positions as officers of the Company. At the same time, Mr. Lloyd also resigned his position as a member of the Board of Directors of the Company. Mr. Johnson will remain as a member of the Board of Directors. A copy the resignation letter of each is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements.

Crystal has never had its financial statements audited. Consequently, no financial statements are filed with this Report. The Company intends to have an audit conducted and to file all required financial statements and pro forma financial information within seventy-one days after filing this Report on Form 8-K, at which time the Company intends to amend this Form 8-K to include all required financial information.

(c) Exhibits.

2.1 Agreement and Plan of Merger dated April 17, 2006 by and between the Company, Crystal, MRI Acquisition Corp II and the shareholders of Crystal.

2.2 Certificate of Merger dated April 17, 2006.

99.1 Press release dated April 21, 2006

99.2 Resignation Letters.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 21, 2006.

Mobile Reach International, Inc.

	By:	/s/ Fabrizzio Busso Campana

April 21, 2006		Fabrizzio Busso Campana
Chief Executive Officer